SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

                                   --------
         Cash Account Trust - Government & Agency Securities Portfolio




Effective on or about August 1, 2016, the following information is added to the existing disclosure contained under the "TO PLACE ORDERS" sub-heading of the "PURCHASE AND SALE OF FUND SHARES" section of the fund's summary prospectuses.



The fund is expected to be used as a cash management vehicle for the cash collateral received in connection with the securities lending program of the Deutsche family of funds. As a cash management vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and experience large purchases and redemptions over a relatively short time period. Fund management considers these and other factors in constructing the fund's portfolio.

               Please Retain This Supplement for Future Reference


July 1, 2016
PROSTKR-648

                                                   Deutsche
                                                   Asset Management [DB Logo]